Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
February 28, 2001



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              5.8194%


        Excess Protection Level
          3 Month Average   4.98%
          February, 2001   7.45%
          January, 2001   7.13%
          December, 2000   0.36%


        Cash Yield                                  19.50%


        Investor Charge Offs                         4.62%


        Base Rate                                    7.43%


        Over 30 Day Delinquency                      5.13%


        Seller's Interest                            8.26%


        Total Payment Rate                          13.44%


        Total Principal Balance                     $57,174,868,500.05


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,724,177,938.56